PROMISSORY NOTE

$243,500.00                                                   New York, New York
                                                               December 31, 1996

      FOR VALUE RECEIVED, the undersigned, KEITH E. MANDEL ("Maker"), HEREBY PROMISES TO PAY to the order of STANLEY S. MANDEL ("Payee") the principal sum of Two Hundred Forty-Three Thousand Five Hundred dollars ($243,500.00) on December 31, 2001, and to pay interest thereon annually on each anniversary of the date hereof and on payment in full of the principal amount hereof at the rate of 6.31% per annum.

      1. Maker shall make each payment hereunder to Payee on the day when due to Payee at the address of Payee specified herein or such other address as Payee may specify to Maker.

      2. Whenever any payment to be made hereunder shall be stated to be due on a Saturday, Sunday or a public or bank holiday or the equivalent for banks generally under the laws of the State of New York (any other day being a "Business Day"), such payment may be made on the next succeeding Business Day.

      3. Maker shall have the right to prepay the principal amount of this Note in whole or in part, at any time or from time to time, without premium or penalty.

      4. Maker agrees to pay all amounts owing under this Note without interposing any setoff, counter-claim or defense of any nature whatsoever.

      5. Upon the occurrence of one or more of any of the following events, each an "Event of Default" for purposes of this Note:

      (a) any installment of the principal or of the accrued interest on this Note shall not be paid within five Business Days after receipt by Maker of written notice from Payee that such amount has become due; or

      (b) Maker shall become insolvent or bankrupt or make an assignment for the benefit of creditors or consent to the appointment of a trustee or receiver; or a trustee or a receiver shall be appointed for Maker or for a substantial part of its or his property and, if such appointment shall be without consent, it shall not be dismissed within a period of sixty (60) consecutive days from the date of such appointment; or bankruptcy, liquidation,


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reorganization or insolvency or similar proceedings shall be instituted by or otherwise instituted against and having been consented to in writing by, Maker and, if not instituted and consented to by Maker shall not have been dismissed within a period of sixty (60) consecutive days from the date of such institution;

then, in any of such events, the entire principal amount and all accrued interest under this Note shall, at the election of the holder of this Note, become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived; provided, however, that if any event described in clause (c) above shall occur, then this Note automatically (without any notice or action or election of any kind) shall become immediately due and payable in its entirety.

      6. No failure on the part of any holder of this Note to exercise, and no delay in exercising, any right or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by any holder of this Note of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies provided herein are cumulative and not exclusive and are in addition to all others that may be provided by applicable law and other agreements and documents.

      7. This Note shall be binding upon Maker and his successors and assigns, and the terms and provisions of this Note shall inure to the benefit of Payee and his successors and assigns, including subsequent holders hereof.

      8. Presentment for payment, notice of dishonor, protest, notice of protest and any other notice, except as expressly provided for herein, are hereby waived. This Note is made and delivered in the City, County and State of New York, and shall be construed in accordance with and governed by the laws of such State.

      9. No amendment or waiver of any provision of this Note, nor consent to any departure by Maker herefrom, shall in any event be effective unless the same shall be in writing and signed by Payee and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

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      10. Any notice, request, instruction or other document to be given hereunder by any party hereto to any other party shall be in writing and delivered personally or sent by registered or certified mail, postage prepaid, if to Payee at:

            14 Richbourne Lane
            Melville, New York 11747

            if to Maker to his address at:

            3135 Katewood Court
            Baltimore, Maryland 21209

or at such other address as shall be specified by like notice. Any notice which is delivered personally in the manner provided herein shall be deemed to have been duly given to the party to whom it is directed upon actual receipt by such party (or its agent for notices hereunder). Any notice which is addressed and mailed in the manner herein provided shall be conclusively presumed to have been duly given to the party to which it is addressed at the close of business, local time of the recipient, on the fifth business day after the day it is so placed in the mail.

      IN WITNESS WHEREOF, Maker has executed and delivered this Note on the date first above written.


                                        /s/ Keith E. Mandel
                                        ------------------------
                                        KEITH E. MANDEL


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